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                          OFFER TO PURCHASE FOR CASH

                      12,400,000 SHARES OF COMMON STOCK

                                      OF

                             MAGMA POWER COMPANY

                                      AT

                             $39.00 NET PER SHARE

                                      BY

                         CE ACQUISITION COMPANY, INC.

                         A WHOLLY OWNED SUBSIDIARY OF

                       CALIFORNIA ENERGY COMPANY, INC.

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      THE OFFER, THE PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE
      AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, JANUARY 9, 1995,
                        UNLESS THE OFFER IS EXTENDED.
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                                                              December 9, 1994

To Our Clients:

   Enclosed for your consideration is an Offer to Purchase, dated December 9, 1994 (the "Offer to Purchase"), and the related Letter of Transmittal (which together constitute the "Offer") relating to an offer by CE Acquisition Company, Inc., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of California Energy Company, Inc. ("CECI"), to purchase 12,400,000 shares of common stock, par value $0.10 per share (the "Shares"), of Magma Power Company, a Nevada corporation (the "Company"), at $39.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer.

   Holders of Shares whose certificates for such Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date, or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedures set forth in Section 4 of the Offer to Purchase.

   THIS MATERIAL IS BEING FORWARDED TO YOU AS THE BENEFICIAL OWNER OF SHARES CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. A TENDER OF SUCH SHARES CAN BE MADE ONLY BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO TENDER SHARES HELD BY US FOR YOUR ACCOUNT. ACCORDINGLY, WE REQUIRE INSTRUCTIONS AS TO WHETHER YOU WISH TO TENDER ANY OR ALL OF SUCH SHARES HELD BY US FOR YOUR ACCOUNT, UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE OFFER.

   Please note the following:

       1. The Purchaser is offering to purchase 12,400,000 Shares at $39.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer.

       2. The Offer, the proration period and withdrawal rights will expire at 12:00 Midnight, New York City time, on Monday, January 9, 1995, unless the Offer is extended.

       3. The Offer is conditioned upon, among other things, (1) there being validly tendered and not withdrawn before the expiration of the Offer that number of Shares which, together with Shares beneficially owned by the Purchaser, represents at least a majority of the Shares outstanding on a fully diluted basis, and (2) the Purchaser being satisfied that it has obtained financing sufficient to enable it to consummate the Offer. The Offer is also subject to certain other terms and conditions.


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       4. Tendering stockholders will not be obligated to pay brokerage fees or commissions or, except as set forth in Instruction 6 of the Letter of Transmittal, stock transfer taxes on the purchase of Shares pursuant to the Offer.

       5. Payment for Shares accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of (i) certificates for such Shares or timely confirmation of the book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, Midwest Securities Trust Company or Philadelphia Depository Trust Company (collectively, the "Book-Entry Transfer Facilities"), pursuant to the procedures set forth in Section 4 of the Offer to Purchase, (ii) the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) (as described in Section 4 of the Offer to Purchase) in connection with a book-entry transfer, and
    (iii) any other documents required by the Letter of Transmittal. Accordingly, payment may not be made to all tendering stockholders at the same time depending upon when certificates for, or confirmations of book-entry transfer of, such Shares into the Depositary's account at a Book-Entry Transfer Facility are actually received by the Depositary.

   If you wish to have us tender any or all of the Shares held by us for your account, please so instruct us by completing, executing and returning to us the instruction form contained in this letter. If you authorize a tender of your Shares, all such Shares will be tendered unless otherwise indicated in such instruction form. Please forward your instructions to us in ample time to permit us to submit a tender on your behalf prior to the expiration of the Offer. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Shares held by us for your account.

   The Purchaser is not aware of any state where the making of the Offer is prohibited by administrative or judicial action pursuant to state statute. If the Purchaser becomes aware of any state where the making of the Offer is so prohibited, the Purchaser will make a good faith effort to comply with any such statute or seek to have such statute declared inapplicable to the Offer. If, after such good faith effort, the Purchaser cannot comply with any applicable statute, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of Shares in such states. In those jurisdictions where the laws require the Offer to be made by a licensed broker or dealer, the Offer is being made on behalf of the Purchaser by Gleacher & Co. Inc. or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.


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         INSTRUCTIONS WITH RESPECT TO THE OFFER TO PURCHASE FOR CASH
                      12,400,000 SHARES OF COMMON STOCK
                                      OF
                             MAGMA POWER COMPANY

   The undersigned acknowledge(s) receipt of your letter and the enclosed Offer to Purchase, dated December 9, 1994 (the "Offer to Purchase"), and the related Letter of Transmittal (which together constitute the "Offer") relating to the offer by CE Acquisition Company, Inc., a Delaware corporation (the "Purchaser") and wholly owned subsidiary of California Energy Company, Inc. ("CECI"), to purchase 12,400,000 shares of common stock, par value $0.10 per share (the "Shares"), of Magma Power Company, a Nevada corporation, at $39.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase and in the related Letter of Transmittal.

   This will instruct you to tender to the Purchaser the number of Shares indicated below (or if no number is indicated below, all Shares) which are held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Offer.

Dated: _______________

Number of Shares to be Tendered
_______________Shares


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